CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
           ---------------------------------------------

Name of Issuer:	THE MANAGERS FUNDS - VALUE FUND, CAPITAL APPRECIATION
		FUND, SMALL COMPANY FUND, SPECIAL EQUITY FUND,
		INTERNATIONAL EQUITY FUND, EMERGING MARKETS EQUITY FUND, BOND FUND, GLOBAL BOND FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a)
	or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all
	material respects, the financial condition and results of operations of the issuer.



Dated:  September 9, 2004		/s/ Peter M. Lebovitz
	-----------------		---------------------
					Peter M. Lebovitz
					President



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          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
           ---------------------------------------------

Name of Issuer:	THE MANAGERS FUNDS - VALUE FUND, CAPITAL APPRECIATION
		FUND, SMALL COMPANY FUND, SPECIAL EQUITY FUND,
		INTERNATIONAL EQUITY FUND, EMERGING MARKETS EQUITY FUND, BOND FUND, GLOBAL BOND FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a)
	or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all
	material respects, the financial condition and results of operations of the issuer.



Dated:	September 9, 2004		/s/ Galan G. Daukas
	-----------------		-----------------------
					Galan G. Daukas
					Chief Financial Officer






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